                                                                    Exhibit 10.4

                                THIRD AMENDMENT

                                      TO

                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


          THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment") dated as of September 29, 1998 relates to that certain
            ----------
Second Amended and Restated Credit Agreement dated as of December 2, 1997 (as previously amended and as further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RSC Alabama, Inc.,
                                 ----------------
RSC Center, Inc. (formerly known as The Air & Pump Company), RSC Duval Inc., RSC Industrial Corporation, RSC Rents, Inc. and Walker Jones Equipment, Inc. (collectively, the "Borrowers"), RSC Acquisition Corp., RSC Holdings, Inc. and
                    ---------
Rental Service Corporation (collectively, the "Parent Guarantors"), each
                                               -----------------
financial institution identified on Annex I thereto (together with its successors and permitted assigns pursuant to Section 12.8 thereof, a "Lender"),
                                                                      ------
Bankers Trust Company, as Issuing Bank, and BT Commercial Corporation, acting as agent for the Lenders and the Issuing Bank (in such capacity, together with any successor agent appointed pursuant to Section 11.8 thereof, the "Agent").
                                                                 -----


          1.   DEFINITIONS.    Capitalized terms used and not otherwise defined
               -----------
herein have the meanings assigned to them in the Credit Agreement.

          2.   AMENDMENTS TO THE CREDIT AGREEMENT.  Upon the "Amendment
               ----------------------------------
Effective Date" (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

               2.1  AMENDMENT TO SECTION 8.2.  Section 8.2 of the Credit
                    ------------------------
     Agreement is hereby amended to delete in its entirety the Minimum Ratio of "2.1x" set out opposite the December 31, 1998 Quarterly Determination Date in the table therein and to substitute in lieu thereof a Minimum Ratio of "2.0x".

               2.2  AMENDMENTS TO SECTION 8.3.  Section 8.3 of the Credit
                    -------------------------
     Agreement is hereby amended to delete in its entirety (i) the Maximum Ratio of "4.0x" set out opposite the September 30, 1998 Quarterly Determination Date in the table therein and to substitute in lieu thereof a Maximum Ratio of "4.5x" and (ii) the Maximum Ratio of "3.8x" set out opposite the December 31, 1998 Quarterly Determination Date in the table therein and to substitute in lieu thereof a Maximum Ratio of "4.3x".

               2.3  AMENDMENT TO SECTION 8.5(F).  Section 8.5(f) of the Credit
                    ---------------------------
     Agreement is hereby amended to delete in its entirety the Maximum Amount of

     "$220,000,000" set out opposite the 1998 Fiscal Year in the table therein and to substitute in lieu thereof a Maximum Amount of "$285,000,000".

          3.   REPRESENTATIONS AND WARRANTIES.  Each of the Credit Parties
               ------------------------------
hereby represents and warrants to each Lender, the Issuing Bank and the Agent that, as of the Amendment Effective Date (after giving effect to this Third Amendment):

          (a) Each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of such dates, as if then made, other than representations and warranties that relate solely to an earlier date;

          (b) No Default or Event of Default shall have occurred and is continuing;

          (c) No change, occurrence, event or development or event involving a prospective change that is reasonably likely to have a Material Adverse Effect shall have occurred and be continuing; and

          (d) No Change of Control has occurred.

          4.   AMENDMENT EFFECTIVE DATE.  This Third Amendment shall become
               ------------------------
effective as of the date first written above (the "Amendment Effective Date")
                                                   ------------------------
upon the satisfaction of each of the following conditions:

          (a) the Agent shall have received each of the following documents, in each case in form and substance reasonably satisfactory to the Agent:

               (i) counterparts hereof executed by each Borrower, each Parent Guarantor, the Agent and the Majority Lenders;

               (ii) a certificate of the chief executive officer or a Financial Officer of each Credit Party executed and delivered on behalf of such Credit Party certifying that all conditions precedent to the effectiveness of this Third Amendment (other than conditions within the control of the Agent and the Lenders) have been met (or, concurrently with the Amendment Effective Date, will be met), all representations and warranties made in this Third Amendment are true and correct and (after giving effect to this Third Amendment) no Default or Event of Default has occurred and is continuing; and

               (iii) such additional documentation as the Agent may reasonably request.

          (b) All Fees, and all Expenses as to which the Credit Parties have received an invoice, in each case which are payable on or before the Amendment Effective Date shall have been paid.

          5.   MISCELLANEOUS.  This Third Amendment is a Credit Document.  The
               -------------
headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended or modified hereby for the periods specified herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect. The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, any Lender or the Issuing Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

          6.   COUNTERPARTS.  This Third Amendment may be executed in any number
               ------------
of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          7.   GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
               -------------
THIS THIRD AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS THIRD AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Agent, the Lenders, the Borrowers and the Parent Guarantors have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


BORROWERS:                    RSC ALABAMA, INC.
---------
                              RSC CENTER, INC.
                              RSC DUVAL INC.
                              RSC INDUSTRIAL CORPORATION
                              RSC RENTS, INC.
                              WALKER JONES EQUIPMENT, INC.


                              By: /s/ Robert M. Wilson
                                  ---------------------------------------------
                              Name: Robert M. Wilson
                                    -------------------------------------------
                              Title: Secretary
                                     ------------------------------------------
                                      (for each of the above listed Borrowers)

PARENT GUARANTORS:            RSC ACQUISITION CORP.
-----------------
                              RSC HOLDINGS, INC.
                              RENTAL SERVICE CORPORATION


                              By: /s/ Robert M. Wilson
                                  ---------------------------------------------
                              Name: Robert M. Wilson
                                    -------------------------------------------
                              Title: Secretary
                                     ------------------------------------------
                                (for each of the above listed Parent Guarantors)

AGENT:                        BT COMMERCIAL CORPORATION,
-----
                                as Agent and as a Revolving Credit Lender


                              By: /s/ Richard Faulkner
                                  ---------------------------------------------
                              Name: Richard Faulkner
                                    -------------------------------------------
                              Title: Associate
                                     ------------------------------------------

REVOLVING CREDIT LENDERS:     BANKBOSTON, N.A.
------------------------


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________


                                     -S-1-

                              THE BANK OF NOVA SCOTIA


                              By: /s/ John Quick
                                  ---------------------------------------------
                              Name: John Quick
                                    -------------------------------------------
                              Title: Senior Relationship Manager
                                     ------------------------------------------

                              BANK ONE, ARIZONA, NA


                              By: /s/ Steven Reinhart
                                  ---------------------------------------------
                              Name: Steven Reinhart
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              BANQUE PARIBAS


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                              BAY VIEW BANK


                              By: /s/ Sharon Shani
                                  ---------------------------------------------
                              Name: Sharon Shani
                                    -------------------------------------------
                              Title: Assistant Vice President
                                     ------------------------------------------

                              BAY VIEW FINANCIAL CORPORATION


                              By: /s/ Sharon Shani
                                  ---------------------------------------------
                              Name: Sharon Shani
                                    -------------------------------------------
                              Title: Assistant Vice President
                                     ------------------------------------------

                                     -S-2-

                              BNY FINANCIAL CORPORATION


                              By: /s/ John Searock
                                  ---------------------------------------------
                              Name: John Searock
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By: /s/ William Shiao
                                  ---------------------------------------------
                              Name: William Shiao
                                    -------------------------------------------
                              Title: Assistant Vice President
                                     ------------------------------------------

                              COMERICA BANK


                              By: /s/ Eoin P. Collins
                                  ---------------------------------------------
                              Name: Eoin P. Collins
                                    -------------------------------------------
                              Title: Account Officer
                                     ------------------------------------------

                              CONGRESS FINANCIAL CORPORATION (WESTERN)


                              By: /s/ D. B. Laughton
                                  ---------------------------------------------
                              Name: D. B. Laughton
                                    -------------------------------------------
                              Title: __________________________________________

                              CORESTATES BANK, N.A.


                              By: /s/ Michele A. Walcoff
                                  ---------------------------------------------
                              Name: Michele A. Walcoff
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              DEUTSCHE FINANCIAL SERVICES CORPORATION


                              By: /s/ David Lynch
                                  ---------------------------------------------
                              Name: David Lynch
                                    -------------------------------------------
                              Title: Manager
                                     ------------------------------------------

                                     -S-3-

                              FLEET CAPITAL CORPORATION


                              By: /s/ Matthew R. Van Steenhuyse
                                  ---------------------------------------------
                              Name: Matthew R. Van Steenhuyse
                                    -------------------------------------------
                              Title: Senior Vice President
                                     ------------------------------------------

                              IBJ SCHRODER BUSINESS CREDIT CORPORATION


                              By: /s/ John J. Butera
                                  ---------------------------------------------
                              Name: John J. Butera
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              ISRAEL DISCOUNT BANK


                              By: /s/ Howard Weinberg
                                  ---------------------------------------------
                              Name: Howard Weinberg
                                    -------------------------------------------
                              Title: First Vice President
                                     ------------------------------------------


                              By: /s/ Barry A. Vecker
                                  ---------------------------------------------
                              Name: Barry A. Vecker
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              KEY CORPORATE CAPITAL INC.


                              By: /s/ J. Eric Stropkay
                                  ---------------------------------------------
                              Name: J. Eric Stropkay
                                    -------------------------------------------
                              Title: Assistant Vice President
                                     ------------------------------------------

                              LASALLE NATIONAL BANK, N.A.


                              By: /s/ Christopher G. Clifford
                                  ---------------------------------------------
                              Name: Christopher G. Clifford
                                    -------------------------------------------
                              Title: Senior Vice President
                                     ------------------------------------------

                                     -S-4-

                              THE LONG TERM CREDIT BANK OF JAPAN,
                              LTD., LOS ANGELES AGENCY


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                              MELLON BANK, N.A.


                              By: /s/ Norman R. Smith
                                  ---------------------------------------------
                              Name: Norman R. Smith
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              NATIONAL BANK OF CANADA


                              By: /s/ R. A. McKerroll
                                  ---------------------------------------------
                              Name: R. A. McKerroll
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                              NATIONSBANK, N.A.


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                              SANWA BANK CALIFORNIA


                              By: /s/ Dirk A. Price
                                  ---------------------------------------------
                              Name: Dirk A. Price
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                                     -S-5-

                              SUMITOMO BANK OF CALIFORNIA


                              By: /s/ Ann L. Darnall
                                  ---------------------------------------------
                              Name: Ann L. Darnall
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              SUMMIT COMMERCIAL/GIBRALTAR CORP.
                              (formerly known as Gibraltar Corporation of America)


                              By: /s/ Harvey Friedman
                                  ---------------------------------------------
                              Name: Harvey Friedman
                                    -------------------------------------------
                              Title: Executive Vice President
                                     ------------------------------------------

                              UNION BANK OF CALIFORNIA, N.A.


                              By: /s/ Alan Young
                                  ---------------------------------------------
                              Name: Alan Young
                                    -------------------------------------------
                              Title: Assistant Vice President
                                     ------------------------------------------

                              U.S. BANK NATIONAL ASSOCIATION


                              By: /s/ Kelly Condon
                                  ---------------------------------------------
                              Name: Kelly Condon
                                    -------------------------------------------
                              Title: Assistant Vice President
                                     ------------------------------------------

                                     -S-6-

TERM LOAN LENDERS:            ARES LEVERAGED INVESTMENT
-----------------
                              FUND L.P.

                              By: Ares Management, L.P.
                                     Its general partner

                              By: Ares Operating Member LLC,
                                     Its general partner


                              By: /s/ David A. Sachs
                                  ---------------------------------------------
                              Name: David A. Sachs
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                              BANKERS TRUST COMPANY


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                              CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as Attorney-in-Fact and on behalf of First All American Financial Life Insurance Company


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                              CYPRESSTREE INVESTMENT PARTNERS I, LIMITED

                              By:  CypressTree Investment Management
                                   Company, Inc., as Portfolio Manager


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                                     -S-7-

                              FIRST DOMINION FUNDING I


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                              KZH-ING-2 CORPORATION


                              By: /s/ Virginia Conway
                                  ---------------------------------------------
                              Name: Virginia Conway
                                    -------------------------------------------
                              Title: Authorized Agent
                                     ------------------------------------------

                              PAM CAPITAL FUNDING LP

                              By:  Highland Capital Management, L.P.,
                                   as Collateral Manager


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                              PAMCO CAYMAN LTD.

                              By:  Highland Capital Management, L.P.,
                                   as Collateral Manager


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                              PARIBAS CAPITAL FUNDING LLC


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                                     -S-8-

                              CRESCENT/MACH I PARTNERS, L.P.

                              By:  TCW Asset Management Company,
                                   its Investment Manager


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                              TCW LEVERAGED INCOME TRUST, L.P.

                              By:  TCW Advisers (Bermuda), Ltd.,
                                   as General Partner


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                              By:  TCW Investment Management Company,
                                   as Investment Adviser


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                              TORONTO DOMINION (TEXAS), INC.


                              By: _____________________________________________
                              Name: ___________________________________________
                              Title: __________________________________________

                                     -S-9-